BORROWINGS	12 Months Ended
Dec. 31, 2011
BORROWINGS [Abstract]
BORROWINGS
11.	BORROWINGS

	December 31,
(Dollars in millions)	2011	2010

Borrowings consisted of:
7% notes due 2012	$147	$151
3% debentures due 2015	250	250
6.30% notes due 2018	176	178
5.5% notes due 2019	250	250
4.5% debentures due 2021	250	250
7 1/4% debentures due 2024	243	243
7 5/8% debentures due 2024	54	54
7.60% debentures due 2027	222	222
Credit facility borrowings	--	--
Other	6	6
Total borrowings	1,598	1,604
Borrowings due within one year	(153)	(6)
Long-term borrowings	$1,445	$1,598

In December 2011, the Company entered into a $750 million revolving credit agreement (the "Credit Facility") expiring December 2016.  The Credit Facility replaces, and has terms substantially similar to, the $700 million revolving credit agreement entered into in April 2006 (the "Prior Credit Facility") which was terminated concurrently with the entry into the Credit Facility.  Borrowings under the Credit Facility are subject to interest at varying spreads above quoted market rates and a commitment fee is paid on the total unused commitment.  At December 31, 2011, the Company had no outstanding borrowings under the Credit Facility, and at December 31, 2010, the Company had no outstanding borrowings under the Prior Credit Facility.

The Credit Facility provides liquidity support for commercial paper borrowings and general corporate purposes.  Accordingly, any outstanding commercial paper borrowings reduce capacity for borrowings available under the Credit Facility.  Given the expiration date of the Credit Facility, any commercial paper borrowings supported by the Credit Facility are classified as long-term borrowings because the Company has the ability and intent to refinance such borrowings on a long-term basis.

At December 31, 2011, the Company also had a $200 million line of credit under its annually renewable accounts receivable securitization agreement ("A/R Facility").  The A/R Facility was renewed in July 2011.  Borrowings under the A/R Facility are subject to interest rates based on a spread over the lender's borrowing costs, and the Company pays a fee to maintain availability of the A/R Facility.  At December 31, 2011 and December 31, 2010, the Company had no outstanding borrowings under the A/R Facility.  See Note 15, "Commitments", for further details regarding the A/R Facility.

The Credit Facility and the A/R Facility contain a number of customary covenants and events of default, including the maintenance of certain financial ratios.  The Company was in compliance with all such covenants for all periods presented.  In addition, the entire amount of these facilities was available without violating applicable covenants as of December 31, 2011.

On December 10, 2010, the Company issued 3% notes due 2015 in the principal amount of $250 million and 4.5% notes due 2021 in the principal amount of $250 million.  Proceeds from the sales of notes, net of transaction fees, were $496 million.  Proceeds were used together with cash on hand to pay for notes purchased in a tender offer for $500 million of outstanding long-term bonds.  See Note 12, "Early Debt Extinguishment Costs", for further information regarding the early extinguishment of this debt.

Fair Value of Borrowings

The fair value for fixed-rate borrowings is based on current interest rates for comparable securities.  The Company's floating-rate borrowings approximate fair value.

	December 31, 2011		December 31, 2010
(Dollars in millions)	Recorded Amount	Fair Value	Recorded Amount	Fair Value

Long-term borrowings	$1,445	$1,656	$1,598	$1,688